                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY


     We, the undersigned Officers and Directors of Host Marriott Corporation (the "Corporation") hereby constitute and appoint Robert E. Parsons, Jr. and Christopher G. Townsend, and each of them, with power of substitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, a registration statement on Form S-8, and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 up; to 500,000 shares of the outstanding Common Stock of the Corporation which may be purchased or issued from time to time pursuant to the terms of the Host Marriott Corporation Non-Employee Directors' Deferred Stock Compensation Plan.

     Signature                 Title                         Date
     ---------                 -----                         ----

/s/ Richard E. Marriott      Chairman and Director        March 21, 1997
-----------------------
    Richard E. Marriott


/s/ J.W. Marriott, Jr.       Director                     March 21, 1997
----------------------
    J.W. Marriott, Jr.


/s/ Terence C. Golden        President and Chief          March 20, 1997
---------------------          Executive Officer and
    Terence C. Golden          Director


/s/ R. Theodore Ammon        Director                     March 21, 1997
---------------------
    R. Theodore Ammon


/s/ Robert M. Baylis         Director                     March 20, 1997
--------------------
    Robert M. Baylis

     Signature                 Title                         Date
     ---------                 -----                         ----

/s/ Ann Dore McLaughlin      Director                     March 21, 1997
-----------------------
    Ann Dore McLaughlin


/s/ Harry L. Vincent, Jr.    Director                     March 20, 1997
-------------------------
Harry L. Vincent, Jr.


/s/ Robert E. Parsons, Jr.   Executive Vice President     March 21, 1997
--------------------------     and Chief Financial
Robert E. Parsons, Jr.         Officer


/s/ Donald D. Olinger        Senior Vice President and    March 20, 1997
---------------------          Corporate Controller
    Donald D. Olinger